                                                                   EXHIBIT 3.26b

                                     BYLAWS

                                       OF

                            LEWAN & ASSOCIATES, INC.

--------------------------------------------------------------------------------


                                   ARTICLE I.
                      Principal Office and Corporate Seal
                      -----------------------------------


     Section 1.  Principal Office.  The principal office and place of business
                 ----------------
of Lewan & Associates, Inc. (formerly known as Lewan Acquisition, Inc.) (the "Corporation") in the State of Colorado shall be at 1400 South Colorado Blvd., Denver, CO 80222, or such other offices and places of business as is designated from time to time by resolution of the Board of Directors.

     Section 2.  Corporate Seal.  The seal of the Corporation shall have
                 --------------
inscribed thereon the name of the Corporation, and shall be in such form as may be approved by the Board of Directors, which shall have power to alter the same at pleasure.


                                  ARTICLE II.
                          Shares and Transfer Thereof
                          ---------------------------

     Section 1.  Execution of Stock Certificates.  The shares of this
                 -------------------------------
Corporation shall be represented by certificates signed by the Chairman of the Board, any Vice Chairman, the President or any Vice President and the Secretary or any Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the Chairman of the Board, a Vice Chairman, the President or the Vice President and the Secretary or the Assistant Secretary upon a certificate may be facsimiles. In case any officer who has signed a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issue.

     Section 2.  Exchange of Certificates.  Except as provided in Section 3 of
                 ------------------------
this Article II no new certificates evidencing shares shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate is issued, shall be surrendered for cancellation.

     Section 3.  Lost or Stolen Certificates.  Any shareholder claiming that his
                 ---------------------------
or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the Secretary or any Assistant Secretary of the Corporation, accompanied by a signed application for a new certificate. Thereupon, the directors may require the giving of a satisfactory bond of indemnity to the Corporation not exceeding an amount double the value of the shares as represented by such certificate. Thereafter, a new certificate

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may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

     Section 4.  Record Date.  For the purpose of determining shareholders
                 -----------
entitled to notice of, or to vote at any meeting of shareholders, or any adjournment thereof (other than meetings by written consent), or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or to vote at a meeting of shareholders. Such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or for the determination of shareholders for any proper purpose shall be thirty (30) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.


                                  ARTICLE III.
                       Shareholders and Meetings Thereof
                       ---------------------------------

     Section 1.  Voting of Shares Held by an Entity.
                 ----------------------------------

          (a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision as the board of directors of such other corporation may determine.

          (b) Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

          (c) Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

          (d) A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

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          (e) Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation (if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation) shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     Section 2.  Shareholder Meeting Place.  Meetings of shareholders shall be
                 -------------------------
held at the principal office of the Corporation or at such other place, either within or without the State of Colorado, as may be designated in the notice of meeting.

     Section 3.  Annual Shareholders' Meetings.  In the absence of a resolution
                 -----------------------------
of the Board of Directors providing otherwise, the annual meeting of shareholders of the Corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting shall be held on the first Monday in each year, if the same be not a legal holiday, and if a legal holiday, then on the next succeeding business day, at 10:00 o'clock a.m. If a quorum be not present, the meeting may be adjourned from time to time, but no single adjournment shall exceed sixty (60) days.

     Section 4.  Special Meetings.  Special meetings of shareholders may be
                 ----------------
called by the Chairman, any Vice Chairman, the Board of Directors, or by the President of the Corporation at the request of the holders of not less than one-tenth of all shares entitled to vote on the subject matter for which the meeting is called.

     Section 5.  Notice of Meeting.  Written notice stating the place, day and
                 -----------------
hour of the shareholders meeting, and in case of a special meeting of shareholders, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than fifty days before the date of the meeting, either personally, by facsimile, by electronic mail or by U.S. mail, by or at the direction of the Chairman, any Vice Chairman, the Secretary or the Board of Directors of the Corporation, to each shareholder of record entitled to vote at such meeting, except that if the authorized shares are to be increased, at least ten days notice shall be given. If mailed (other than by electronic mail), such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books or records of the Corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder is made of shareholders known to the Corporation. Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be lost, but it shall be adjourned by the shareholders present for a period not to exceed sixty (60) days until any deficiency in notice or waiver shall be supplied.

     Section 6.  Inspection of Stock Transfer Records. The officer or agent
                 ------------------------------------
having charge of the stock transfer books or records for shares of this Corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or outside Colorado, and

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shall be subject to inspection by any shareholder at any time during the usual business hours of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books or records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any meeting.

     Section 7.  Quorum. A quorum at any meeting of shareholders shall consist
                 ------
of a simple majority of the shares of the Corporation entitled to vote thereat, represented in person or by proxy. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law, the Articles of Incorporation of the Corporation, or these bylaws. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.
At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 8.  Proxies.  At all meetings of shareholders, a shareholder may
                 -------
vote in person or by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

     Section 9.  Election of Directors.  At each election for directors every
                 ---------------------
shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected and for whose election he or she has a right to vote.

                                  ARTICLE IV.
                         Directors, Powers and Meetings
                         ------------------------------

     Section 1.  Powers of Directors.  The business and affairs of the
                 -------------------
Corporation shall be managed by a Board of any number from one (1) up to seven
(7) Directors who need not be shareholders of the Corporation or residents of the State of Colorado and who shall be elected at the annual meeting of shareholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of shareholders or until their successors shall have been elected and shall qualify; however, no provision of this section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of shareholders to remove Directors as is hereinafter provided. The Directors shall elect a Chairman to act as presiding officer at meetings.
In the event that the Chairman is absent from a meeting, a Vice Chairman, if any, shall act as presiding officer at the meeting, and if the Vice Chairman is also absent, he or she may appoint a Director or the President to act as Chairman.

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     Section 2.  Annual Board of Director Meetings.  The annual meeting of the
                 ---------------------------------
Board of Directors shall be held at the same place as, and immediately after, the annual meeting of shareholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting.

     Section 3.  Special Meetings of the Board of Directors.  Special meetings
                 ------------------------------------------
of the Board of Directors may be called at any time by the Chairman (or in his or her absence by a Vice Chairman), or by any Director of the Corporation, and may be held within or outside the State of Colorado at such time and place as the notice or waiver thereof may specify. Notice of such meetings shall sent by facsimile, by electronic mail or by U.S. mail to the last known address (or electronic mail address) of each Director at least twenty-four hours, or shall be given to a Director in person or by telephone at least twenty-four hours, prior to the date or time fixed for the meeting. Special meetings of the Board of Directors may be held at any time that all Directors are present in person, and presence of any Director at a meeting shall constitute waiver of notice of such meeting except as otherwise provided by law. Unless specifically required by law, the Articles of Incorporation of the Corporation or these bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     Section 4.  Quorum.  A quorum at all meetings of the Board of Directors
                 ------
shall consist of a majority of the number of Directors then fixed by these bylaws, but a smaller number may adjourn from time to time without further notice until a quorum be secured. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles of Incorporation of the Corporation or these bylaws.

     Section 5.  Vacancies.  Any vacancy occurring in the Board of Directors may
                 ---------
be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and shall hold such office until his or her successor is duly elected and shall qualify. Any Directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the Directors then in office or by an election at an annual meeting, or at a special meeting of shareholders called for that purpose. A Director chosen to fill a position resulting from an increase in the number of Directors shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and shall qualify.

     Section 6.  Compensation.  Directors of the Corporation may receive
                 ------------
reimbursement for reasonable traveling expenses, if any, as is incurred by attending such meetings of the Board of Directors; provided, however, such reimbursement shall only be in accordance with the Corporation's or its parent's policies in respect of such reimbursements. No such payment shall preclude any Director from serving the Corporation in any other capacity therefor.

                                       5
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     Section 7.  Committees.  The Board of Directors may by resolution designate
                 ----------
two or more Directors to constitute an executive committee which shall have and may exercise such authority in the management of the Corporation as shall be provided in such resolution. A meeting of said committee may be called by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the chairman of the committee, or the President of the Corporation, upon the same notice as set forth in Article IV, Section 3 above.

     Section 8.  Removal of Directors.  The shareholders of the Corporation may,
                 --------------------
at a meeting called for the express purpose of removing Directors, by a majority vote of the shares entitled to vote at an election of Directors, remove the entire Board of Directors or any lesser number, without cause.

     Section 9.  Limitation on Number of Directors.  The shareholders of the
                 ---------------------------------
Corporation may, at any meeting, by a majority vote of the shares entitled to vote at an election of Directors limit the number of Directors of the Corporation to a number equal to but not less than the number of shareholders of the Corporation.

     Section 10.  Resignation.  Any Director of the Corporation may resign at
                  -----------
any time by giving written notice of his or her resignation to the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 11.  Telephonic Meetings.  Members of the Board of Directors or any
                  -------------------
committee of the Directors may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

                                   ARTICLE V.
                                    Officers
                                    --------

     Section 1.  Designation.  The elective officers of the Corporation shall be
                 -----------
a Chairman, a Vice Chairman, the President, the Treasurer, and the Secretary, and may, by resolution of the Board of Directors, include one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers, and such other officers and assistant officers as the Board of Directors deems necessary, and shall be elected by the Board of Directors at its first meeting after the annual meeting of shareholders. Unless removed in accordance with procedures established by law and these bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any offices may be held by the same person at the same time.

     Section 2.  Duties.  The officers of the Corporation shall respectively
                 ------
exercise and perform the respective powers, duties, and functions as are stated below, and as may be assigned to them by the Board of Directors.

                                       6
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          (a) Chairman or Vice Chairman.  The Chairman and any Vice Chairman of
              -------------------------
the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the Corporation. He, she or they shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman and any Vice Chairman, unless some other person is specifically authorized by the Board of Directors, shall sign all stock certificates, bonds, deeds, mortgages, leases, and contracts of the Corporation.

          (b) President.  The President shall be the chief executive officer and
              ---------
chief operating officer of the Corporation and, subject to the direction and control of the Chairman or any Vice Chairman, shall perform all the duties commonly incident to his or her office and such other duties as the President shall designate.

          (c) Executive Vice Presidents, Senior Vice Presidents and Vice
              ----------------------------------------------------------
Presidents.  The Board of Directors may designate one or more Executive Vice
----------
Presidents, one or more Senior Vice Presidents and one or more Vice Presidents who shall have the responsibilities and duties as set forth by the President, the Chairman, any Vice Chairman, or the Board of Directors. The responsibilities of any such Executive Vice President or Senior Vice President may include all responsibilities assumed by any Vice President, and may also include the management of any and all Vice Presidents. In the absence or disability of the President; the Executive Vice President, the Senior Vice Presidents, and the Vice Presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the Executive Vice Presidents in chronological order of their election by the Board of Directors, then the Senior Vice Presidents in chronological order of their election by the Board of Directors, and then the Senior Vice Presidents in chronological order of their election by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President.

          (c) Secretary.  The Secretary shall: (i) keep the minutes of the
              ---------
proceedings of the shareholders and of the Board of Directors of the Corporation in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (iv) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (v) sign with the Chairman, Vice Chairman or President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) have general charge of the stock transfer books of the Corporation; and (vii) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors of the Corporation.

          (d) Assistant Secretary.  An Assistant Secretary may, at the request
              -------------------
of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He or she shall perform such other duties as may be assigned to him or her by the Chairman, Vice Chairman or President or by the Secretary.

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          (e) Treasurer.  The Treasurer, subject to the order of the Board of
              ---------
Directors, shall have the care and custody of the money, funds, valuable papers and documents of the Corporation. He or she shall keep accurate books of accounts of the Corporation's transactions, which shall be the property of the Corporation, and shall render financial reports and statements of the condition of the Corporation when so requested by the Board of Directors, the Chairman, a Vice Chairman or the President. The Treasurer shall perform all duties commonly incident to this office and such other duties as may from time to time be assigned to him or her by the President, the Chairman or the Vice Chairman.

          (f) Assistant Treasurer.  An Assistant Treasurer may, at the request
              -------------------
of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He or she shall perform such other duties as may be assigned to him or her by the President or by the Treasurer.

     Section 3.  Compensation.  All officers of the Corporation may receive
                 ------------
salaries or other compensation if so ordered and fixed by the Board of Directors. The Board shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board of Directors may deem advisable.

     Section 4.  Delegation of Authority.  In the event of absence or inability
                 -----------------------
of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, Director, or person whom it may select.

     Section 5.  Removal of Officer.  Any officer or agent may be removed by the
                 ------------------
Board of Directors, at a meeting called for that purpose, whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not, of itself, create contract rights.


                                  ARTICLE VI.
                                    Finance
                                    -------

     Section 1.  Reserves.  The Board of Directors, in its sole discretion, may
                 --------
set aside from time to time, out of the net profits, earned surplus, or capital surplus of the Corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the Corporation, and for any other purpose.

     Section 2.  Banking.  The moneys of the Corporation shall be deposited in
                 -------
the name of the Corporation in such bank or banks or trust company or trust companies as the President, Chairman or Vice Chairman shall designate, and may be drawn out only on checks signed in the name of the Corporation by such person or persons as the President, Chairman or Vice Chairman or, the Board of Directors by appropriate resolution, may direct. Notes and commercial paper,

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

when authorized by the Board, shall be signed in the name of the Corporation by such officer or officers or agent or agents as shall thereunto be authorized from time to time.

     Section 3.  Fiscal Year.  The fiscal year of the Corporation shall begin
                 -----------
the first day of April and end the last day of March.

     Section 4.  Loans.  The Corporation may lend money to, guarantee the
                 -----
obligations of and otherwise assist Directors, officers and employees of the Corporation, or directors of another corporation of which the Corporation owns a majority of the voting stock, only upon compliance with the requirements of the Colorado Business Corporation Act.


                                  ARTICLE VII.
                                Waiver of Notice
                                ----------------

     Any shareholder, officer or Director may waive, in writing, any notice required to be given by law or under these bylaws, whether before or after the time stated therein.


                                 ARTICLE VIII.
                            Action Without a Meeting
                            ------------------------

     Any action required to be taken at a meeting of the Directors, a committee of the Directors, if there be one, or shareholders of this Corporation, or any action which may be taken at a meeting of Directors, a committee of Directors, if there be one, or shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all of the Directors, committee members, if there be one, or shareholders entitled to vote with respect to the subject matter thereof.


                                  ARTICLE IX.
                                Indemnification
                                ---------------

     Section 1.  General.  The Corporation shall indemnify any person who was or
                 -------
is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee, fiduciary, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, fiduciary, or agent or another corporation, partnership, joint venture, trust, or another enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in

                                       9
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which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                            ----
contendere or its equivalent shall not, of itself, create a presumption that the
----------
person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     Section 2.  Expenses.  To the extent that a Director, officer, employee,
                 --------
fiduciary, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, by proxy, suit, or proceeding referred to in
Section 1 of this Article IX, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

     Section 3.  Determination of Indemnification.  Any indemnification under
                 --------------------------------
Section 1 of this Article IX, (unless ordered by a court) and as distinguished from Section 2 of this Article, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee, fiduciary, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in
Section 1 above. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable and a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by majority vote of a quorum of shareholders in person.

     Section 4.  Advancement of Expenses.  Expenses incurred in defending a
                 -----------------------
civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, fiduciary, or agent to repay such amount unless it shall ultimately be determined that he or she not is entitled to be indemnified by the Corporation as authorized.

     Section 5.  Non-Exclusive Right.  The indemnification provided by this
                 -------------------
Article IX shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested Directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his or her official capacity and as to action in another capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee, fiduciary, or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

                                   ARTICLE X.
                                   Amendments
                                   ----------

     These bylaws may be altered, amended or repealed at the annual meeting of the Board of Directors or at any special meeting of the Board of Directors called for that purpose herein or by unanimous written consent of the Board of Directors. In addition, these bylaws may be amended, altered or repealed by the shareholders entitled to vote.


                                  ARTICLE XI.
                    References to Articles of Incorporation
                    ---------------------------------------

     References to the Articles of Incorporation in these bylaws shall include all amendments thereto or changes thereof unless specifically excepted.



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